EXHIBIT  24
                               POWER OF ATTORNEY

     KNOW  ALL  MEN  BY  THESE  PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended,
(i) Registration Statements on Form S-3, to increase the size of offerings in a manner consistent with Rule 462(b) under the Securities Act of 1933, as amended, with respect to the following previously filed registration statements: (1) Post- Effective Amendment No. 1 to Registration Statement on Form S-3, File Nos. 33-50047 and 33-50047-01; (2) Registration Statement on
Form S-3, File Nos. 333-14865 and 333-14865-01, and Post-Effective Amendment No. 2 to Registration Statement on Form S-3, File Nos. 33-50049 and 33-50049-01; Post-Effective Amendment No. 3 to Registration Statement on Form S-3, File No. 33-62451; and Registration Statement on Form S-3, File No. 33-63087; and (ii) a Registration Statement on Form S-8 for the registration of 3,300,000 shares of Media Group Common Stock; and

     WHEREAS,  each  of  the  undersigned  is  a  Director  of  the  Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 6th day of December 1996.





/S/ REMEDIOS DIAZ-OLIVER       /S/ RICHARD D. MCCORMICK
_____________________________  ____________________________________
Remedios Diaz-Oliver           Richard D. McCormick

/S/ GRANT A. DOVE              /S/ MARILYN C. NELSON
_____________________________  ____________________________________
Grant A. Dove                  Marilyn C. Nelson

/S/ ALLAN D. GILMOUR                            /S/ FRANK P. POPOFF
_____________________________  ____________________________________
Allan D. Gilmour               Frank P. Popoff

/S/ PIERSON M. GRIEVE          /S/ JERRY O. WILLIAMS
_____________________________  ____________________________________
Pierson M. Grieve              Jerry O. Williams

/S/ ALLEN F. JACOBSON
_____________________________
Allen F. Jacobson